UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 14, 2005

BUCYRUS INTERNATIONAL, INC.

(Exact name of registrant as specified in its charter)

Commission File Number 1-871

Delaware (State of Incorporation)	39-0188050 (IRS Employer Identification No.)

P.O Box 500

1100 Milwaukee Avenue

South Milwaukee, Wisconsin 53172

(Address of Principal Executive Offices and Zip Code)

(414) 768-4000

(Registrant’s Telephone Number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_|	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_|	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_|	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_|	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS

On July 14, 2005, the Board of Directors of Bucyrus International, Inc. (the “Company”) appointed Robert C. Scharp as a director of the Company to fill a vacancy on the Company’s Board of Directors caused by the Board’s decision to increase the size of the Board from seven to nine members. Mr. Scharp will serve a term expiring at the 2007 annual meeting of the Company’s shareholders. The Company has not yet determined on which, if any, committees of the Board Mr. Scharp will serve. A copy of the press release announcing the appointment of Mr. Scharp is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits.

The following is provided as an Exhibit to this Report.

Exhibit No.	Description of Exhibit

99.1	Press Release of the Registrant, dated July 14, 2005, announcing the appointment of Robert C. Scharp as a Director of the Registrant.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 15, 2005	BUCYRUS INTERNATIONAL, INC. By: /s/ Craig R. Mackus —————————————— Name: Craig R. Mackus Title: Chief Financial Officer, Secretary and Controller